CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Exhibit 10.3

PURCHASE AGREEMENT NUMBER PA-03776

between

THE BOEING COMPANY

and

United Continental Holdings, Inc.

Relating to Boeing Model 737-9 Aircraft

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 1

TABLE OF CONTENTS

SA
ARTICLES		NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table – 737-9

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 2

LETTER AGREEMENTS		SA NUMBER
UCH-PA-03776-LA-1207637	*** Matters

UCH-PA-03776-LA-1207638	***

UCH-PA-03776-LA-1207640	Demonstration Flight Waiver

UCH-PA-03776-LA-1207643	Open Matters

UCH-PA-03776-LA-1207644	Option Aircraft

UCH-PA-03776-LA-1207646	Promotional Support

UCH-PA-03776-LA-1207647	Seller Purchased Equipment

UCH-PA-03776-LA-1207649	Spare Parts Initial Provisioning

UCH-PA-03776-LA-1207650	Special Matters

UCH-PA-03776-LA-1208055	***

UCH-PA-03776-LA-1208122	***

UCH-PA-03776-LA-1208123	*** Matters

UCH-PA-03776-LA-1208157	***

UCH-PA-03776-LA-1208234	Privileged and Confidential Matters

UCH-PA-03776-LA-1208238	Assignment Matters

UCH-PA-03776-LA-1208596	AGTA Matters

UCH-PA-03776-LA-1208869	Delivery *** Matters

UAL-PA-03786-LA-1207869	737 Production Adjustments

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 3

Purchase Agreement No. PA-03776

between

The Boeing Company

and

United Continental Holdings, Inc.

This Purchase Agreement No. PA-03776 between The Boeing Company, a Delaware corporation, (Boeing) and United Continental Holdings, Inc., a Delaware corporation, (Customer) relating to the purchase and sale of Model 737 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of July 12, 2012 between the parties, identified as UCH-AGTA (AGTA), as amended.

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated using the *** and *** as of the date of this Purchase Agreement escalated at a rate of *** percent (***%) per year to the scheduled delivery year.

4. Payment.

4.1 Upon execution of this Purchase Agreement, Customer will be responsible for payment of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of *** percent (***%), less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 4

4.3 For any Aircraft whose scheduled month of delivery is less than *** months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty *** for the Aircraft, describes the applicable engine escalation formula and contains the engine warranty *** for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing and Customer reserve the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of their respective press release by the other party’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 5

AGREED AND ACCEPTED this

July 12, 2012
Date

THE BOEING COMPANY	UNITED CONTINENTAL HOLDINGS, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

***	Gerald Laderman
Printed name	Printed name

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776	Page 6

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:	***
Engine Model/Thrust:	CFM-LEAP-1B	*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Serial Number		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
												***			***			***			***
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Boeing Proprietary	Page 1

Table 1

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Serial Number		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
												***			***			***			***
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Boeing Proprietary	Page 2

Table 1

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Serial Number		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
												***			***			***			***
***	*	**	*	**	*	**	*	**	$	*	**		*	**		*	**		*	**		*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Boeing Proprietary	Page 3

Table 1

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Serial Number		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
												***			***			***			***
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**		*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Boeing Proprietary	Page 4

Table 1

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Serial Number		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
												***			***			***			***
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**

Total: 100

*	Nominal delivery months *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207643.

Note: The estimated Advance Payment Base Prices have been calculated using a***, and ***, as follows:

***	$	***
***	$	***
***	$	***
***	$	***

Boeing Proprietary	Page 5

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Continental Holdings, Inc.

Exhibit A to Purchase Agreement Number PA-03776

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXA	Page 1

Exhibit A-1

AIRCRAFT CONFIGURATION

Dated TBD

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is Boeing document number ***, revision ***, dated as of ***. The content of this Exhibit A-1 will be defined pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643 to the Purchase Agreement, entitled “Open Matters”.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXA	Page 2

Exhibit A-2

AIRCRAFT CONFIGURATION

Dated TBD

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number ***, revision ***, dated as of ***. The content of this Exhibit A-2 will be defined pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643 to the Purchase Agreement, entitled “Open Matters”.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXA	Page 3

Exhibit A-3

AIRCRAFT CONFIGURATION

Dated TBD

relating to

BOEING MODEL 737-7 AIRCRAFT

The Detail Specification is Boeing document number ***, revision ***, dated as of ***. The content of this Exhibit A-3 will be defined pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643 to the Purchase Agreement, entitled “Open Matters”.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXA	Page 4

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

United Continental Holdings, Inc.

Exhibit B to Purchase Agreement Number PA-03776

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXB	Page 1

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than *** prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than *** prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least *** prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than *** prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXB	Page 2

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than *** prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than *** prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXB	Page 3

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	*	**

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXB	Page 4

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-EXB	Page 5

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

United Continental Holdings, Inc.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03776

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-AE1	AE1 Page 1

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-9 AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to ***to be *** in *** at the signing of this Purchase Agreement and to ***to be ***at ***for the ***of ***. The Airframe Price Adjustment will be ***at the ***of*** in accordance with the following formula:

***

Where:

***=    *** (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR, 777-F, and 777-300ER the *** includes the *** at its basic thrust level.)

***=    *** plus the *** the*** (as set forth in Table *** of this Purchase Agreement).

***	***
***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement);

***is a ***determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***.

***	***
***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement); and

*** is a *** determined using the ***, calculated as a ***arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-AE1	AE1 Page 2

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months of *** of the *** will be utilized in determining the value of *** and ***.

Note:

(i)	In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iv)	The *** are the actual average values reported by ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

(v)	The final value of *** will be rounded to the nearest dollar.

(vi)	The *** if it will ***in the ***.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** months after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the Airframe Price Adjustment, ***will be used *** or ***in the ***for the *** that ***at the ***of *** of ***.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such ***will be ***in the ***.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to ***the ***of any ***to *** an ***for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-AE1	AE1 Page 3

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be ***(this does not include those values noted as preliminary by the ***. A *** or *** will be issued *** for the period of original invoice to issuance of *** or ***.

Note:

(i)	The values released by *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and ***will be ***for any ***in *** subject always to ***.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-AE1	AE1 Page 4

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

United Continental Holdings, Inc.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03776

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-BFE1	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	No later than *** prior to 1st delivery**

Galley Inserts	No later than *** prior to 1st delivery**

Seats (passenger)	No later than *** prior to 1st delivery**

Overhead & Audio System	No later than *** prior to 1st delivery**

In-Seat Video System	same as seats

Miscellaneous Emergency Equipment	No later than *** prior to 1st delivery**

Cargo Handling Systems* (Single Aisle Programs only)	No later than *** prior to 1st delivery**

*	For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.
**	Actual Supplier Selection dates will be provided *** are available to Customer.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-BFE1	Page 2

2. On-dock Dates and Other Information.

On or before ***prior to first delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

For planning purposes, preliminary BFE on-dock dates:

Scheduled Month/Year of Delivery:	Qty	***	***	***	***	***	***	***	***	***	***
2018	***	Preliminary BFE on-dock dates will be provided when the final monthly delivery positions are provided to Customer.
2019	***
2020	***
2021	***
2022	***
Total	100

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-BFE1	Page 3

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-BFE1	Page 1

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

UNITED CONTINENTAL HOLDINGS, INC.

Supplemental Exhibit CS1

to Purchase Agreement Number 03776

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 1

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately *** prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a *** to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1	***

1.2	***

1.3	***

1.4	***

1.5	***

1.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2. Flight Training.

2.1 Boeing will provide***to acquaint up to *** with ***Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide *** to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 2

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide*** to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide *** to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A *** RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A *** IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and *** in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4. Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1 Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual

Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviation Guide

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 2

Flight Crew Training Manual

Fault Reporting Manual

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

4.2 Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Fault Isolation Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual

Nondestructive Test Manual

Service Bulletins and Index

Fuel Measuring Stick Manual

Power plant Buildup Manual

Combined Index

All Operators Letters

Structural Item Interim Advisory

Combined Index

Service Letters

Maintenance Tips

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 3

Aircraft Rescue and Firefighting Information

Engine Ground Handling Document

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I

ETOPS Guide Vol. II

4.6 Supplier Technical Data.

Service Bulletins

Ground Support Equipment List

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Publications Index

Product Support Supplier Directory

Assembly Drawings

Supplier Product Support and Assurance Agreements Documents (Vol. I & II)

4.7 Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

Boeing will provide *** for all technical data and documents identified in this section *** Customer. For the Illustrated Parts Catalog, Boeing’s ***will ***the ***of the ***, after which time Boeing will provide for up to ***.

5. Aircraft Information.

5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, *** number of aircraft, aircraft registries, landings, and *** for Boeing model aircraft); (ii) summary and detailed *** data; (iii) *** data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2 License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and *** in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed and the Aircraft Information is aggregated if disclosed to *** such that ***will be unable to identify the source of the Aircraft Information. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of *** products and services. This grant is in addition to any other grants of rights in the

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 5

agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

5.3 Customer will provide Aircraft Information to Boeing through a software feed necessary to support ***. Boeing will provide assistance to Customer under a separate agreement for *** to enable the automated software feed.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit CS1	Page 6

ENGINE ESCALATION,

ENGINE WARRANTY AND ***

between

THE BOEING COMPANY

and

UNITED CONTINENTAL HOLDINGS, INC.

Supplemental Exhibit EE1

to Purchase Agreement Number 03776

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776 Supplemental Exhibit EE1	Page 1

ENGINE ESCALATION

ENGINE WARRANTY AND ***

relating to

BOEING MODEL 737-9 AIRCRAFT

1. ENGINE ESCALATION.

*** is defined for the 737-600, -700, -800, -900 or -900ER, -7, -8, -9 Aircraft. Pursuant to the AGTA, the *** for these *** are *** and *** in the same manner as the ***.

2. ENGINE WARRANTY AND ***.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to ***the ***of CFM’s warranty as set forth below ***; subject, however, to *** acceptance of the conditions set forth herein. Accordingly, ***to ***and ***the*** as hereinafter set forth, and such *** all CFM56-7 and CFM-LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for ***of the *** to ***hereby *** and *** and ***the ***or ***such CFM56-7 and CFM-LEAP-1B type Engines and***and ***. In addition, ***hereby***and *** and ***of the ***such CFM56-7 and CFM-LEAP-1B type Engines *** or *** between ***and***and ***hereby***.

2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and CFM-LEAP1B type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2 Patents.

2.2.1 ***shall*** and ***or ***as ***on a ***or***an***of***and shall *** and ***therein***. This paragraph shall *** to ***or***to***or to the ***. As to such *** or *** for ***.

2.2.2 *** hereunder is conditioned upon Customer promptly notifying ***and giving *** and *** for the ***. In case ***to***and the use of ***, at its ***and at its ***, either ***for***the *** to ***or*** and ***or *** the***so it ***and ***. The foregoing shall constitute the ***and the ***.

2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 and CFM-LEAP-1B powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 and CFM-LEAP-1B Engine products will conform to CFM’s applicable specifications *** prior to Customer’s initial use of such products.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit EE1	Page 2

2.4 ***

2.4.1 *** by ***and agreed***CFM*** CFM will***by***to***or to other ***. *** will be ***to the ***and will ***to ***to be ***and ***with all the *** and ***including the ***applicable to ***.

2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, *** as set forth herein shall apply to ***.

2.5 New Engine Warranty.

2.5.1 CFM warrants each new Engine and Module against *** for the initial *** Flight Hours as follows:

(i)	Parts *** for any ***.

(ii)	*** for *** and *** of any new Engine Part will be ***.

(iii)	Such *** will be: *** percent (***%) from new to *** (***) Flight Hours and decreasing pro rata from *** percent (***%) at *** (***) Flight Hours to *** percent (***%) at *** (***) Flight Hours.

2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM *** for the *** Flight Hours and *** (***%) *** Flight Hours to *** percent (***%) ***.

(ii)	Transportation to and from the designated facility shall be at *** expense.

2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1 During the first *** (***) Flight Hours for such Parts and Expendable Parts, *** will grant *** percent (***%) *** or *** for repair labor for failed Parts.

2.6.2 *** will grant a pro rata *** for Scrapped Parts decreasing from *** percent (***%) at *** (***) Flight Hours Part Time to *** percent (***%) at the applicable hours designated in Table 1.

2.7 Ultimate Life Warranty.

2.7.1 CFM warrants Ultimate Life limits on the following Parts: ***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit EE1	Page 3

2.7.2 *** will grant a pro rata *** decreasing from *** percent (***%) when new to *** percent at *** (***) Flight Hours or (***) Flight Cycles, whichever comes earlier. *** will be granted only when *** by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than (***) Flight Hours or (***) Flight Cycles.

2.8 ***.

2.8.1 A *** will be declared by CFM when a *** introduction, ***, or *** replacement of an Engine or Module is *** CFM Service Bulletin or FAA Airworthiness Directive. *** may also be declared for CFM Service Bulletins requesting *** no later than the next Engine or Module shop visit. *** will *** following Parts ***:

Engines and Modules

(i)	*** percent (***%) for Parts in inventory or removed from service when new or *** Flight Hours or less total Part Time.

(ii)	***percent (***%) for Parts in inventory or removed from service with over *** (***) Flight Hours since new, regardless of warranty status.

2.8.2 ***—*** will grant *** percent (***%) *** for *** of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a *** CFM Service Bulletin or FAA Airworthiness Directive. A *** will be granted by *** for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1 IN THE EVENT *** FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit EE1	Page 4

SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY *** EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY *** OR BECAUSE *** DID NOT APPEAR IN AN ACTION BROUGHT AGAINST ***. *** OBLIGATION TO INDEMNIFY *** HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS *** IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH *** WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT *** LIABILITY IS OTHERWISE LIMITED.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

PA No. 03776
Supplemental Exhibit EE1	Page 5

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

UNITED CONTINENTAL HOLDINGS, INC.

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03776

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-SLP1	Page 1

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03776.

1. Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-SLP1	Page 2

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-SLP1	Page 3

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5. Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6. Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7. Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy *** the SLP Components.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-SLP1	Page 4

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207637

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of UCH-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1. ***

1.1 ***

1.2 ***

2. *** on ***.

*** will be *** on the ***. In the event that *** chooses to *** from a third party where such third party requires a ***in the *** as *** that this *** will not be available or provided to such third party without the prior written consent of ***, provided that *** agrees to use commercially reasonable efforts to assist ***.

3. *** Rights.

3.1 Customer agrees that *** Customer***. *** will not *** that *** and *** are *** in *** to ***.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207637 *** Matters	Page 1

3.2 In the event Boeing *** Customer, *** pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

3.3 For all purposes of this Article 3, including without limitation, notice, *** or any other application***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4 Notwithstanding Article 3.1, *** shall not *** under the Purchase Agreement with respect to any Aircraft that is subject to ***.

4. Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

5. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207637
*** Matters	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207637
*** Matters	Page 3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207638

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may ***, subject to the following terms and conditions:

1. Customer’s Written Notice.

Customer shall provide written notice of its intention to ***,

(i)	no later than the first day of the month ***, provided that a *** Customer, or;

(ii)	no later than the first day of the month that is ***, if a *** Customer.

2. Customer ***.

Customer’s *** aircraft *** under this Letter Agreement are subject to either i) Customer and Boeing *** for the *** (which will include, but not be limited to, Customer’s participation in the *** and other launch matters); or ii) Boeing enters into an agreement to *** to *** prior to ***.

3. ***

3.1	***

3.2	***

3.3	***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207638 ***	Page 1

4. Definitive Agreement.

***

5. ***

***

6. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

7. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207638
***	Page 2

***

***	***	***	***	***

***	***	***	***	***	***

***		***	***	***	***

***		***

***		***	***

***		***	***	***

***		***	***	***

***		***

***		***

***

***

***	***	***	***	***

***	***	***	***	*** ***

***		***	***	*** ***

***		***

***		***	***

***		***	***	***

***		***	***	***

***		***

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***

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207640

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the ***, totals the following ***:

Aircraft Model	***
737	***

Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the aircraft by *** following delivery to the extent such *** are not covered under a warranty provided by *** or any of *** suppliers.

Should a *** which requires the *** of the Aircraft to *** facilities at ***, so that *** may *** such ***, Boeing and Customer agree that title to and risk of loss of such

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207640
Demonstration Flight Waiver	Page 1

Aircraft will ***. In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in ***, as is chargeable by law to a bailee for mutual benefit, but *** shall not be liable for ***.

To be *** for *** shall submit a written itemized statement describing any *** and indicating the *** incurred by *** for each ***. This request must be submitted to ***, within *** after the ***.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207640
Demonstration Flight Waiver	Page 2

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207643

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Open Matters

Reference:	Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737 MAX program develops as follows:

1. Aircraft Delivery Schedule.

1.1 The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice with a *** scheduled delivery month for each Aircraft with a Nominal Delivery Month in such calendar year.

1.2 Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and *** the *** for the Aircraft.

2. Aircraft Configuration.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207643
Open Matters	Page 1

2.1 The initial configuration of Customer’s Model Aircraft has been defined by Boeing 737-9 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1 No later than *** prior to the first Aircraft’s scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2 Within *** after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3 Customer will then have *** to accept or reject the optional features.

2.1.4 Within *** following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1 Changes applicable to the basic Model 737-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.4.3 Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.4.4 Changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes. Such changes will not result in a *** to the *** provided in Table 1.

3. Customer Support Variables.

3.1 The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post delivery support package for the 737 MAX and will provide this revised package to Customer no later than *** prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate an overall Boeing post delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207643
Open Matters	Page 2

3.2 Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4. *** Guarantees.

4.1 At the time of signing of the Purchase Agreement, the performance specification for the Aircraft is not fully defined and as such, Boeing will provide Customer complete *** guarantees applicable to the Aircraft no later than ***. Such *** guarantees will reflect the commitment set below and amend and supplement the Purchase Agreement.

4.1.1 *** – *** to the specifically defined *** nautical mile *** established in *** and ***, the Aircraft *** in *** for the defined *** nautical mile Customer mission will be ***% *** in *** for ***.

4.1.2 *** – The Aircraft at its *** will have the *** capability such that the FAA approved maximum *** will be *** the FAA approved *** guarantee *** utilizing *** engines and the *** established in *** and ***.

4.1.3 *** – The Aircraft will be capable of flying all routes *** to *** and *** to *** the 737-*** aircraft utilizing *** engines flies with *** on those respective routes.

4.2 If i) the complete *** guarantees (excluding ***) provided to Customer pursuant to Article 4.1 of this Letter Agreement *** guarantee *** as described in Article 4.1.2 and Article 4.1.3 of this Letter Agreement or ii) the actual Aircraft *** (excluding ***) *** guarantees provided to Customer pursuant to Article 4.1 of this Letter Agreement, and such *** the *** to Customer or the *** to Customer, then *** of *** and *** the Purchase Agreement and ***. In addition, *** agrees that, if *** is *** to ***a ***to***the***within a *** and does not *** within a ***that it will ***such a ***, then***will have the ***any such ***and, if the ***the*** of the*** to ***, the right to ***the***. If any *** are *** by *** pursuant to this Article 4.2 then, at *** election, Boeing and Customer will work together in good faith to *** to the Purchase Agreement, subject to mutually agreeable terms, during a time frame wherein the *** will meet the *** guarantees provided to *** pursuant to Article ***.

4.2.1 For the avoidance of doubt, upon *** of the ***, ***with respect to *** will promptly *** to *** the *** of the ***being so *** (and with respect to a termination ***in its***for the ***with respect to the ***).

5. Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737-9 program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute or amend additional letter agreements addressing one or more of the following:

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207643
Open Matters	Page 3

5.1 Software. Additional provisions relating to software and software loading.

5.2 Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.

5.3 Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

6. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207643
Open Matters	Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207643
Open Matters	Page 5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207644

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-9 aircraft as option aircraft (Option Aircraft).

2. Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement. The scheduled delivery position of each Option Aircraft listed in Attachment A provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) *** and ***. No later than *** prior to Nominal Delivery Month of Customer’s first Option Aircraft in each calendar year, Boeing will provide written notice with a *** scheduled delivery month for each Option Aircraft with a Nominal Delivery Month in such calendar year.

3. Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737-9 aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to ***, the Option Aircraft may start from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207644
Option Aircraft	Page 1

4. Price.

4.1 The Airframe Price and Optional Features Prices for each of the Option Aircraft is identified in Attachment A to this Letter Agreement. ***.

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5. Payment.

5.1 Customer will pay a non-refundable option deposit to Boeing in the amount shown in Attachment A for each Option Aircraft (Option Deposit), on the date of execution of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***.

5.2 *** the *** shown in Attachment A, the *** will be *** ($***) for each***.

5.3 At Definitive Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6. Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date *** prior to the earlier of the first day of either the Nominal Delivery Month *** (Option Exercise Date).

6.2 ***.

7. Definitive Agreement.

Following Customer’s exercise of an option, the parties will sign a definitive agreement for the purchase of such Option Aircraft (Definitive Agreement) within *** of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the Option Deposit for that Option Aircraft and shall have no further obligation with respect to that Option Aircraft.

8. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207644
Option Aircraft	Page 2

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207644
Option Aircraft	Page 3

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	CFM-LEAP-1B		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing Proprietary

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing Proprietary

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft		Escalation Factor (Airframe)		Actual or Nominal Delivery Month*		Escalation Estimate Adv Payment Base Price Per A/P			Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
										***			***			***			***
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
***	*	**	*	**	*	**	$	*	**	$	*	**	$	*	**	$	*	**	$	*	**
Total:	100

*	Nominal delivery months are *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207644.

Note: The estimated Advance Payment Base Prices have been calculated using a ***, and ***, as follows:

***	*	**
***	*	**
***	*	**
***	*	**

Boeing Proprietary

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207646

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1. Definitions.

1.1 Commitment Limit shall have the meaning set forth in Article 2, below.

1.2 Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 Performance Period shall mean the period beginning *** before and ending *** after the scheduled delivery month of the first Covered Aircraft.

1.4 Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 *** shall mean *** for *** provided to Customer during the *** Period.

2. Commitment.

As more particularly set forth in this Letter Agreement*** agrees to provide Promotional Support to *** during the Performance Period in a value not to exceed *** U.S. Dollars ($***) for the ***Covered Aircraft delivered to Customer and not to exceed *** U. S. Dollars ($***) *** thereafter.

3. Methods of Performance.

3.1 Subject to the Commitment Limit, *** that Customer provides Boeing *** no later than *** months after the delivery of the first Covered Aircraft.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207646
Promotional Support	Page 1

3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The *** of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will *** that are subject to *** pursuant to Article 3.1 above.

3.3 In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit ***.

4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement. Boeing will provide Customer with no less than *** days of notice prior to the *** of such ***.

5. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207646
Promotional Support	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Vice President - Fleet

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207646
Promotional Support	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UCH-PA-03776-LA-1207647

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2. Customer Responsibilities.

2.1 Supplier Selection. Customer will select SPE suppliers from a list provided by *** for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects *** supplier that is ***, *** will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

2.2 Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within *** after the selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within *** of the ITCM or as otherwise identified by Boeing:

***

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 1

2.3 Configuration Requirements. Customer will meet with Boeing and such selected SPE suppliers in the ITCM and any other scheduled meetings in order to:

***

3. Boeing Responsibilities.

3.1 Supplier Selection

3.1.1 Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of *** prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

3.1.2 Request for Quotation (RFQ). Approximately *** prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the *** of the selection date.

3.1.3 Bidders Summary. Not later than *** prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier for the ***. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.2 Additional Boeing responsibilities:

***

4. IFE/CCS Software.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 2

4. IFE/CCS may contain software of the following two types:

4.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2 Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

4.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

4.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for *** of the *** at the time of Aircraft delivery.

4.2.3 Boeing has no obligation to approve any documentation to support *** will only *** and operate Customer’s Software if in *** such *** and operation is *** to *** the *** on the ***.

4.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5. Price.

5.1 Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.2 Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6. Changes.

After Customer’s acceptance of this Letter Agreement, any changes to the Aircraft SPE configuration may only be made by and between *** and the ***. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 3

7. Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8. Remedies.

8.1 If *** does not perform its obligations as provided in this Letter Agreement, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

8.1.1 ***the***of the *** to ***the***of ***and *** the ***of the ***on such ***;

8.1.2 ***the ***the ***;

8.1.3 ***a ***and ***for the ***; and

8.1.4 ***the ***by the ***of***to such ***including but not limited to***associated with ***by ***.

8.3 Additionally, if *** does not perform its obligations as provided in this Letter Agreement and such non-performance causes the delivery of SPE seats to not support the delivery of the Aircraft in its scheduled delivery month, Customer agrees that:

8.3.1 Boeing may ***to***the***and *** of the ***in the ***in a ***:

8.3.1.1 if Boeing *** to ***in a ***will ***with a ***and ***for a *** and *** in ***of the ***of the ***.

9. Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10. ***.

11. Definition.

For purposes of the ***.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 5

Attachment A

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	No later than *** prior to 1st delivery**

Galley Inserts	No later than *** prior to 1st delivery**

Seats (passenger)	No later than *** prior to 1st delivery**

Overhead & Audio System	No later than *** prior to 1st delivery**

In-Seat Video System	same as seats

Miscellaneous Emergency Equipment	No later than *** prior to 1st delivery**

Cargo Handling Systems* (Single Aisle Programs only)	No later than *** prior to 1st delivery**

*	For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.
**	Actual Supplier Selection dates will be provided when final monthly delivery positions are available to customer.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207647
Seller Purchased Equipment	Page 6

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1207649

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft).

b) Customer Services General Terms Agreement No. CSGTA-UCH (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1. Definitions.

1.1 Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2 Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE).

1.3 Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2. Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 1

accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data periodically (or upon Customer request) until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later. Upon mutual agreement during the initial provisioning meeting, Boeing will make its representative available to support Customer’s Spare Provisioning activities related to major milestone events, starting with the initial implementation through the first heavy maintenance check for the first Aircraft. This will be accomplished by a combination of on site support at the Customer and/or dedicated focal at Boeing base upon the requirements and statement of work associated with the activity.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting. Boeing will integrate such data received in accordance with above.

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, and engine spare parts, as applicable, which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for a minimum of ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data. Boeing Spare Parts pricing provided to Customer will be subject to letter agreement number 6-1162-MSA-550, entitled “Spare Parts Commitments”.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 2

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be *** percent (***%) of the supplier’s list price for such items. If a product support and assurance agreement (PSAA) with a supplier is effective, then such supplier’s Supplier Spare Parts pricing will escalate pursuant to the provisions of such PSAA.

3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting. For parts that are deemed Boeing Spare Parts, such pricing will remain in effect for a minimum of *** days from the date the price is first quoted to Customer.

4. Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5. Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of i) the Aircraft, ii) of any accessory, equipment or part thereof (other than a redesign at Customer’s request), or iii) of items in i) or ii) due to their noncompliance with Customer’s Detail Specification, then Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 3

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. *** for the *** Customer *** Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6. Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During a period commencing *** after delivery of the first Aircraft, and ending *** after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737 aircraft previously purchased by Customer from Boeing and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within *** business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed. ***

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 4

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** percent (***%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include ***. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing’s Seattle Distribution Center or such other destination as Boeing may reasonably designate. *** for the *** Customer *** Boeing of any such Provisioning Items.

7. Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8. Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207649
Spare Parts Initial Provisioning	Page 6

The Boeing Company
P.O. Box 3707 Seattle, WA 98124-2207

UCH-PA-03776-LA-1207650

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Special Matters

Reference:	1) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

2) Letter Agreement UCH-PA-03776-1207638 entitled ***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

1.1 Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in an amount determined by *** the ***%.

1.2 *** Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a *** Credit Memorandum in an amount determined by *** the ***%. Boeing represents that the inclusion of this *** Credit Memorandum is ***.

1.3 ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** Customer *** the ***%.

1.4 ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** Customer ***%.

2. ***

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.4 are in *** and will be *** set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the ***, be (i) *** the *** of the ***, or (ii) used for ***.

3. ***

Boeing agrees to make the 737 *** for the 737-9 through Boeing’s ***. In the event that Boeing *** the 737 ***, then *** will provide ***at delivery of each 737-9 equal

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207650
Special Matters	Page 1

to *** for ***in the ***in the ***with the 737 *** as set forth in Attachment 1 to this Letter Agreement *** (subject to the requirements in Attachment 1, unless otherwise mutually agreed) without the 737 *** of *** (737 ***). For the avoidance of doubt, *** to issue the 737 *** will *** when the 737 *** becomes, and remains, *** for the 737-9 aircraft not yet delivered to Customer.

4. ***

It is Boeing’s 737 MAX design intent to *** with the *** while also achieving the 737 MAX *** (including, but not limited to, ***) that the ***. If a *** leads to a *** to be available only through a *** for the *** where *** were available on the ***, or if an existing ***, then *** for such affected *** will have the necessary agreements in place to provide ***. These ***, known as ***, will include (but not be limited to) *** that the terms of such *** are commercially reasonable.

5. Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

6. Delivery ***.

Customer and Boeing agree that both Customer and Boeing will have certain Aircraft delivery ***. Such delivery *** are provided to Customer and Boeing pursuant to Letter Agreement No. UCH-PA-03776-LA-1208869.

7. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***

8. Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207650
Special Matters	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1207650
Special Matters	Page 3

The Boeing Company P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208055

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

*** will have the meaning specified in letter agreement ***.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any Option Aircraft for which Customer has exercised its option exercise rights.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3. *** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4. ***

4.1 ***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208055
***	Page 1

4.2 ***

4.3 *** escalation rate of less than ***percent (***%), then the cumulative annual escalation applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5. ***

6. ***

7. ***

8. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part,

9. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208055
***	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208055
***	Page 3

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208055
***	Page 4

ATTACHMENT B

***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208055
***	Page 5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208122

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***

1. ***

2. Interest.

In *** to the *** in paragraph 1, for *** commencing *** after the *** interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the *** rate as published in the Wall Street Journal, US edition, effective the first business day of the *** and reset ***.

Such interest will be calculated on a simple interest basis and paid in full at the same time as the ***.

3. ***

3.1 Boeing agrees to provide an ***the ***. The intent of providing such *** is to *** the ***, as provided for in the Purchase Agreement, on the ***from the ***to the *** of *** to ***under the Purchase Agreement.

3.2*** will be determined by subtracting the *** and ***at the *** for ***as provided in the Purchase Agreement, if applicable) ***at the ***as provided in the Purchase Agreement, if applicable).

4. ***

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208122
***	Page 1

Customer will not have the right to *** to *** of any *** because of a *** and ***the***for such ***. Within*** of receipt of *** that *** of an *** will be *** the ***, *** the***as to such ***by *** to *** Subject to Articles 4.1, 4.2, and 4.3 of this Letter Agreement, if ***the ***the*** will ***for that ***

4.1 In the event that Customer *** the *** pursuant to Article 4 of this Letter Agreement, and the ***, then *** the ***as to such ***to***must be provided ***of ***of ***from *** that the ***for such ***will be an *** the***. If *** the ***, then the ***will ***for that ***.

4.2 For each additional *** the***may ***the ***as to such *** by ***to ***to ***must be provided ***of ***of***from ***that the ***for such ***will be an ***the ***the ***, then the ***for that ***.

4.3 In the event that the *** of a ***, and the *** then ***. For Aircraft that are not impacted by ***, Customer *** this Purchase Agreement.

5. ***

If the Purchase Agreement is *** with respect to any *** for a *** will, *** and Interest as described above, *** to Customer the *** of the *** received by *** for such ***.

6. ***

The *** in this Letter Agreement are *** for a *** and are *** all *** of Customer *** or otherwise *** in the *** delivery. Customer *** or otherwise for any such ***.

7. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208122
***	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208122
***	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UCH-PA-03776-LA-1208123

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. *** Guarantees.

1.1 At the time of signing of the Purchase Agreement, the *** for the Aircraft is not fully defined and as such, *** will provide *** complete *** guarantees applicable to the Aircraft no later than ***, as detailed in letter agreement UCH-PA-03776-LA-1207643.

1.2 *** Commitment. The Aircraft will have a *** aircraft (*** Commitment). This commitment will be assessed by comparing the *** nautical mile baseline *** to the 737 MAX Aircraft. Such *** will use specifically defined standard assumptions, conditions, *** rules and ***. Such *** is set forth in Attachment A to this Letter Agreement.

1.3 Compliance with the *** Commitment. Evidence of compliance with the *** Commitment will be determined as described in the ***, and will be based on the *** and *** and *** pursuant to Article *** of the AGTA ***. Boeing will provide a compliance report using the *** (*** Report) to Customer at the time of delivery of *** Aircraft.

1.4 *** In the event that the *** Report provided to Customer pursuant to paragraph 1.3 above shows actual *** for *** Aircraft is *** the *** Commitment, compliance with the *** Commitment will be confirmed for all Aircraft and ***. *** in the event that *** for *** is *** the *** Commitment *** and *** are described in Attachment B to this Letter Agreement.

1.5 *** Guarantees. When Boeing’s *** guarantees for the Aircraft (*** Guarantees) *** pursuant to Letter Agreement No. UCH-PA-03776-LA-1207643, they will ***. Boeing will incorporate the *** Commitment contained herein and in the *** into the *** Guarantees thereby creating Customer’s *** guarantees (*** Guarantees). Once available, such *** Guarantees will be incorporated into the Purchase Agreement by a supplemental agreement.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208123
*** Matters	Page 1

2. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part,

3. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208123
*** Matters	Page 2

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

*** COMMITMENT

FOR UNITED CONTINENTAL HOLDINGS, INC. (UCH) MODEL 737 -9

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	*** REFERENCE LEVEL

3	AIRCRAFT CONFIGURATION

4	CONDITIONS

5	DEMONSTRATION

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776 AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

1	AIRCRAFT MODEL APPLICABILITY

1.1	The *** Reference Level contained in this Attachment is applicable to the 737-9 Aircraft equipped with Boeing furnished LEAP-1B engines.

1.2	The *** Reference Level is based on the performance of a *** and a maximum *** of *** pounds, a maximum *** of *** pounds, and a maximum *** of *** pounds, and equipped with Boeing furnished *** engines.

2	*** REFERENCE LEVEL

2.1.1	The *** Reference Level for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below is:

*** Reference Level:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

***:	The *** is defined as the sum of *** taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The *** is *** the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The *** shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to ***KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends fro m the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is ***.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement No.

UCH-PA-03776-LA-1208123

Fixed Allowances:	For the purpose of establishing the *** Reference Level the following *** fixed quantities and allowances were used:

***

For information purposes, the reserve fuel is based on a standard day temperature and a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at *** Mach number.

2.1.2	*** Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.3 is the basis for the *** Reference Level of Paragraph 2.1.1.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement No.

UCH-PA-03776-LA-1208123

2.1.3	*** Weight Summary - United Air Lines

Pounds
Standard Model Specification MEW	***

Configuration Specification ***
*** Tourist Class Passengers
***
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** liters) Fuel Capacity

***
***	***
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
United Air Lines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.1.4)	***

United Air Lines Operational Empty Weight (OEW)	***

***	***

United Air Lines Post-Delivery Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
* Seat Weight Included:			***
***	***	***
***	***	***
***	***	***

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

2.1.4	Standard and Operational Items Allowance

	Qty		Pounds		Pounds		Pounds
Standard Items Allowance							*	**

Unusable Fuel					*	**
Oil					*	**
Oxygen Equipment					*	**
Passenger Portable	*	**	*	**
Crew Masks	*	**	*	**
Miscellaneous Equipment					*	**
Crash Axe	*	**	*	**
Megaphones	*	**	*	**
Flashlights	*	**	*	**
Smoke Hoods	*	**	*	**
Galley Structure & Fixed Inserts					*	**

Operational Items Allowance							*	**

Crew and Crew Baggage					*	**
Flight Crew	*	**	*	**
Cabin Crew	*	**	*	**
Baggage	*	**	*	**
Catering Allowance & Removable Inserts					*	**
First Class	*	**	*	**
Business Class	*	**	*	**
Economy Class	*	**	*	**
Passenger Service Equipment	*	**			*	**
Potable Water —60 USG					*	**
Waste Tank Disinfectant					*	**
Emergency Equipment					*	**
Escape Slides—Forward	*	**	*	**			*	**
Escape Slides—Aft	*	**	*	**
Life Vests—Crew and Passengers	*	**	*	**
Life Rafts	*	**	*	**
Auto Radio Beacon (ELT)	*	**	*	**

Total Standard and Operational Items Allowance							*	**

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

3	AIRCRAFT CONFIGURATION

3.1	*** Aircraft Configuration

The *** Reference Level contained in this attachment is based on the *** Aircraft configuration *** as defined in Detail Specification *** including assumed changes to a new United Airlines configuration, the *** Aircraft weights specified in Section 1.2 and the OEW derived in Section 2.1.3.

3.2	737-9 Aircraft Configuration

The configuration of the 737 -9 used to demonstrate performance relative to the *** Reference Level will be the delivered configuration of 737 -9 as defined in the Detail Specification *** (hereinafter referred to as the Detail Specification) plus adjustments, if required, to reflect a configuration similar to that of the *** in Section 2.1.3.

4	CONDITIONS

4.1	The performance data of Section 2 are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The climb, cruise and descent portions of the mission *** Reference Level include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. ***

4.3	Performance of the climb, cruise and descent portions of the *** Reference Level will be based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

4.4	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5	DEMONSTRATION

5.1	Demonstration of the 737 -9 performance relative to the *** Reference Level shall be based on the conditions specified in Section 2 (other than the OEW and fixed allowances), the 737 -9 Aircraft configuration of Section 3 and the conditions of Section 4 and the fixed allowances of paragraph 5.2 and the OEW established in paragraph 5.4.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment A to Letter Agreement

No. UCH-PA-03776-LA-1208123

5.2	For the purpose of demonstrating the performance of the 737 -9 relative to the *** Reference Level the following shall be used as fixed quantities and allowances:

***

5.3	Demonstration of the 737 -9 performance for the climb, cruise and descent portions of the *** Reference Level commitment shall be established by calculations based on flight test data obtained from a 737 -9 aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for demonstrating the 737 -9 performance relative to the *** Reference Level shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph *** of the Detail Specification plus adjustments to the United Air Lines, Inc. Manufacturers Empty Weight and Standard and Operational Items Allowance to reflect a configuration similar to that of the *** shown in Section 2.1.3.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to demonstrate performance of the 737 -9 relative to the *** Reference Level.

5.6	The demonstrated performance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776
AERO-B-BBA4-M12-0254	SS12-0083

Attachment B to Letter Agreement

No. UCH-PA-03776-LA-1208123

***

FOR UNITED CONTINENTAL HOLDINGS, INC. (UCH) MODEL 737-9 MAX

The Attachment A to this Letter Agreement contains the *** relative to the *** Commitment in this Letter Agreement. Boeing offers the following items in the event that the *** report furnished to Customer for the Aircraft pursuant to the Demonstration Procedure shows *** Commitment (***).

1. Rights and Obligations in the Event of a ***.

1.1 Aircraft Delivery. In the event of a *** for any Aircraft, at the time Boeing tenders that Aircraft for delivery, *** set forth in paragraph 1.2 or paragraph 2. Customer *** delivery of such Aircraft ***.

1.2 Post Delivery *** or *** the ***. In the event of a *** for any Aircraft, the following terms and conditions will apply:

1.2.1 *** or cause to be *** by *** parts and/or *** parts (***) which, *** such Aircraft, *** or *** the ***.

1.2.2 If *** or to cause to be *** such Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided *** to ***.

1.2.3 If Customer elects to *** such Aircraft, *** within *** days after the delivery *** if *** can be *** during ***. *** which cannot be *** during *** will be *** within a mutually agreed period of time. All *** will be *** in accordance with Boeing and engine manufacturer instructions.

1.2.4 *** will provide and/or will cause *** to provide *** of *** and *** to ***at the *** in effect at the***of***between *** and ***or ***and*** as applicable. *** related to engines will apply also to spare engines ***. Boeing *** will give Customer reasonable advance written notice of the estimated *** at Customer’s maintenance base for any such ***. ***for *** this Letter Agreement and be *** to *** and ***using established ***and other terms identified in the***contemplated in paragraph*** herein.

2. ***.

If Boeing has ***, or caused to be provided *** which *** the ***, then Boeing will *** described in this paragraph 2. Subject to mutual agreement,

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776

Attachment B to Letter Agreement

No. UCH-PA-03776-LA-1208123

Boeing and Customer may elect to *** under paragraph 1 herein *** of *** described in this paragraph 2.

2.1 ***. Boeing will ***, in the *** of *** in *** for each *** the *** in ***. The *** will be *** for *** of the *** that are ***.

2.2 *** Commitment. In the event that the Aircraft *** over *** is less than ***, then Customer and Boeing will work together in good faith to reach *** to adequately address *** for any Aircraft. If *** is *** to provide *** to adequately address the *** within a reasonable timeframe and does not *** (within a reasonable timeframe) that it will provide ***, then *** will have the ***to ***any such *** and, if the *** ***the ***of the ***to *** the ***to*** the ***.

2.3 ***. *** to Customer pursuant to this section 2 will be *** by Boeing and/or *** at the time of Aircraft delivery. No *** will be *** pursuant to this section 2 for any Aircraft not *** Customer. Each *** will be *** of delivery of the Aircraft for which ***.

2.4 *** Adjustments. The *** of *** attributable to any *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** of such *** will be deemed to be the *** of *** as calculated using reasonable *** based on the data furnished pursuant to Article *** of the AGTA. If *** are *** in an Aircraft as set forth in paragraph 1.2 above, payments of the *** will be *** by an***with the ***in the ***after such ***are ***. If Customer elects not to *** in any applicable Aircraft as set forth in paragraph 1.2 above, ***of the ***will be ***by an ***with the ***in the ***which would have been ***had such ***been ***.

3. ***.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the Aircraft *** any *** similar to the *** Commitment or any *** that otherwise impacts ***. Boeing may *** its *** to ***the***or to be ***to ***by *** or ***pursuant to such other *** or ***

4. ***.

Customer agrees that the *** contained in paragraphs 1 and 2 herein are *** for purposes of *** with respect to the *** Commitment of Customer’s Aircraft and are *** and *** Customer may have, ***, in connection therewith and shall *** and *** and *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and *** and *** all *** and *** and *** or otherwise, *** relating to *** such *** Commitment.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

P.A. No. 03776

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208157

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Subject to the terms, provisions, and conditions described herein, ***.

1. Customer’s ***.

Boeing *** Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** for the applicable Aircraft is ***. *** not later than *** after receipt of Customer’s ***.

2. ***.

At the time of delivery of each Aircraft, or *** after delivery of an Aircraft, *** Customer. Such *** shall be *** identifying the Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***. Customer may *** subsequent to the Effective Date. If Customer ***, then Customer shall *** as outlined in paragraph 3 below.

3. ***.

Customer shall *** in accordance with either the *** set forth below, at Customer’s option.

3.1 ***.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCHA-PA-03776-LA-1208157
***	Page 1

3.2 ***

3.3 ***

3.4 ***

3.5 ***

4.1 ***

4.2 ***

5. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCHA-PA-03776-LA-1208157
***	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCHA-PA-03776-LA-1208157
***	Page 3

Attachment A to Letter Agreement UCH-PA-03776-LA-1208157

Date:

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Attention:         Technical Department

Reference:        Letter Agreement UCH-PA-03776-LA-1208157 to Purchase Agreement 03776

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

Attachment B to Letter Agreement UCH-PA-03776-LA-1208157

***

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208234

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Privileged and Confidential Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and the Aircraft General Terms Agreement (AGTA) (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.

(a)	Employees. A party may disclose the Information to its own employees (including the employees of Customer’s controlled subsidiaries United Air Lines, Inc. and Continental Airlines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.

(b)

Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, *** and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208234
Privileged and Confidential Matters	Page 1

from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors’ compliance with such obligations.

(c)	Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:

(i)	The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and

(ii)	The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208234
Privileged and Confidential Matters	Page 2

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208238

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:         Assignment Matters

Reference:     Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United                       Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Notwithstanding any statement to the contrary in the Purchase Agreement or letter agreements to the Purchase Agreement, Boeing acknowledges that Customer will not become the operator of the Aircraft (and is not an airline), and that Customer intends to assign its rights and obligations under the Purchase Agreement with respect to all or a portion of the Aircraft to one or both of Customer’s controlled subsidiaries United Air Lines, Inc. or Continental Airlines, Inc. Except for the fact that Customer will not be the operator of the Aircraft (and is not an airline), Boeing agrees that Customer will remain entitled to and subject to all of the rights and obligations provided under the Purchase Agreement, subject to Article 1 of this Letter Agreement.

1. Assignment of Customer’s Interest.

Boeing hereby consents to Customer’s assignment of Customer’s rights and interest under the Purchase Agreement to: 1) Customer’s controlled subsidiary United Air Lines, Inc. (United Air Lines), 2) Customer’s controlled subsidiary Continental Airlines, Inc. (Continental Airlines), or 3) the successor entity resulting from the merger or consolidation of United Air Lines, Continental Airlines, and/or Customer (UAL Entity), in each case subject to the following terms and conditions:

1.1 Customer must notify Boeing of its intent to exercise its right to assign Aircraft in writing no less than *** days prior to the first day of the scheduled delivery month of the Aircraft to be assigned;

1.2 Boeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement;

1.3 Customer’s assignment will include all of its rights and obligations under the Purchase Agreement with respect to the Aircraft being assigned, and Customer’s

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208238
Assignment Matters	Page 1

assignee will assume all of Customer’s right and obligations under the Purchase Agreement with respect to the Aircraft being assigned. Upon Customer’s assignment of all of its rights and obligations under the Purchase Agreement with respect to the Aircraft being assigned to Customer’s assignee, Customer *** under the Purchase Agreement *** Boeing with respect to the Aircraft being assigned. In the event of an assignment of all of Customer’s rights and obligations under the Purchase Agreement to Customer’s assignee, Customer *** under the Purchase Agreement *** Boeing.

1.4 If Customer’s assignees are either United Air Lines or Continental Airlines, then United Air Lines or Continental Airlines remain as controlled subsidiaries of Customer respectively at the time of assignment.

1.5 The assignment shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing.

2. Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and can only be assigned pursuant to Article 9 of the AGTA, as amended.

3. Confidential Treatment.

Customer and Boeing understand that certain commercial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208238
Assignment Matters	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208238
Assignment Matters	Page 3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208596

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	AGTA Matters

Reference:	Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the United Continental Holdings, Inc. Aircraft General Terms Agreement (AGTA). All terms used but not defined in this Letter Agreement shall have the same meaning as in the AGTA.

1. AGTA Basic Articles.

1.1.1 Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER ***)

1.1.2 Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (*** to Models 737-600, 737-700, 737-800, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

1.1.3 Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: Escalation Adjustment is defined as the price adjustment to the Airframe Price (*** for Models 737-600, 737-700 737-800, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the *** to the ***. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the *** in the *** to the ***.

2. Appendices to the AGTA.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208596
AGTA Matters	Page 1

2.1 Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7/8/9 in the amount of US$***.

3.	Exhibit C to the AGTA, “Product Assurance Document”.

3.1 Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows: for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900ER, -7, -8, -9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends *** months after Delivery.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208596
AGTA Matters	Page 2

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UCH-PA-03776-LA-1208869

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Delivery *** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Delivery ***. *** has requested, and *** has agreed to provide, ***in the *** of *** will provide *** subject to the following terms and conditions:

1.1 Such *** is offered to *** subject to available ***.

1.2 Such *** may *** for a period of no greater than ***.

1.3 Such *** will be available for Aircraft deliveries in ***, and will be limited to no more than ***.

1.4 *** must exercise the *** by providing *** with written notification at least *** months prior to the first day of *** or *** the Aircraft for which the *** is requested.

2. Reciprocal ***. Should *** successfully exercise its *** pursuant to the terms of this Letter Agreement, *** will be provided with a *** subject to the following terms and conditions:

2.1 Such *** may *** for a period of no greater than ***.

2.2 *** will be provided with *** after every *** successfully exercised ***. Unless exercised pursuant to the terms and conditions of this Letter Agreement, each *** will terminate *** months from the first day of the month that such *** is made available to ***.

2.3 *** must exercise each *** by providing *** with written notification at least *** months prior to the first day of the *** or *** of the Aircraft for which the *** will be applied to.

3. Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-12088
Delivery *** Matters	Page 1

4. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UCH-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President - Finance and Treasurer

BOEING / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UCH-PA-03776-LA-1208869
Delivery *** Matters	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207869

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

United Continental Holdings, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	737 Production Adjustments

Reference:	1) Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (including any 737-700 or 737-800 aircraft, collectively the 737NG Aircraft)

***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement ***. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. 737 Production Adjustments

For any scheduled deliveries from ***, Boeing may *** or *** to *** of the *** (737 Production Adjustment), provided that such 737 Production Adjustment *** in a ***. If Boeing elects to take such action, for those *** by a 737 Production Adjustment, Boeing will *** of the *** with the *** of the ***.

2. Notice and Purchase Agreement Amendment.

2.1*** Notice. If Boeing elects to implement the 737 Production Adjustment, no later than *** months prior to the first day of the scheduled delivery month of the ***, Boeing will provide Customer written notice of its intention to *** of the *** with the *** of a *** (*** Notice). Such *** Notice will i) represent that Boeing has elected to implement a 737 Production Adjustment, and ii) *** the *** of ***. Boeing’s notice will constitute an amendment to the Purchase Agreement to *** the *** and an amendment to the *** to *** the *** in accordance with the terms and conditions set forth herein (Amendment).

2.2 Delivery Schedule. Boeing will ***, within its then-current production capacity, to *** for the *** as the *** of the *** (Original Delivery Month). In the event Boeing is ***, then Boeing will *** to the ***, and ***. In addition, Boeing will consider and make *** efforts to accommodate Customer requests regarding *** quantities in certain months.

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
737 Production Adjustments	Page 1

2.3 Advance Payments. If the advance payments owed for any *** is *** than the advance payments paid for the ***, then within ***, *** will pay *** the amount of the difference in advance payments due as of the date of the ***. If the advance payments paid for a the applicable *** is *** than the advance payments owed for the ***.

2.4 Other Terms and Conditions. All other terms and conditions of the ***, including but not limited to Aircraft Basic Price, Escalation Adjustment and Detail Specification, shall apply to the ***.

3.	Effectiveness; Conforming Changes to Purchase Agreement.

The terms of this Letter Agreement will be fully effective upon the date of the *** Notice. Once effective, the terms of this Letter Agreement will supersede the corresponding terms of the Purchase Agreement ***. The execution of the ***, as discussed below, is to facilitate contract administration and is not a condition to the effectiveness of this Letter Agreement or the *** Notice. The Parties will execute a supplemental agreement to the Purchase Agreement *** to conform the Purchase Agreement terms to this Letter Agreement. Boeing and Customer, acting in good faith, will execute the *** as soon as reasonably practicable after Customer’s receipt of the *** Notice, but not later than *** days from the date thereof. In the event of any conflict between the terms and conditions of this Letter Agreement and the ***, the terms and conditions of this Letter Agreement shall control.

4.	Confidential Treatment.

Customer, United Continental Holdings, Inc. and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing, United Continental Holdings, Inc. and Customer as confidential and are subject to the terms and conditions set forth in letter agreement number UAL-PA-03784-LA-1208938 ***.

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
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Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 12, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

United Continental Holdings, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. / UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

UAL-PA-03784-LA-1207869
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